UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 20, 2012

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

6300 Bee Cave Road, Building Two, Suite 500

Austin, Texas  78746-5149

(Address of Principal Executive Offices including Zip Code)

(512) 433-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 20, 2012, a subsidiary of Forestar Group Inc. (“Forestar”) entered into an Assignment and Assumption of Membership Interest with Dimensional Fund Advisors LP (“DFA”) under which Forestar sold its entire 25% membership interest in Palisades West LLC to DFA for $32 million, subject to customary adjustments and prorations. DFA is an existing member of Palisades West LLC.

The foregoing summary of the Assignment and Assumption of Membership Interest does not purport to be complete and is qualified in its entirety by reference to the text of the Assignment and Assumption of Membership Interest filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description of Exhibit

10.1	Assignment and Assumption of Membership Interest dated January 20, 2012, executed by Forestar (USA) Real Estate Group Inc. and Dimensional Fund Advisors LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Dated: January 24, 2012	By:	/s/ David M. Grimm
	Name:	David M. Grimm
	Title:	Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Assignment and Assumption of Membership Interest dated January 20, 2012, executed by Forestar (USA) Real Estate Group Inc. and Dimensional Fund Advisors LP.